Exhibit 10.2

ORIGINATOR RECEIVABLES TRANSFER AGREEMENT

between

THE VARIOUS ORIGINATORS FROM TIME TO TIME PARTY HERETO,
as Originators

and

VERIZON ABS LLC,
as Depositor

Dated as of November 2, 2020

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(continued)
Page

Section 6.8.	Severability	16
Section 6.9.	Headings	16
Section 6.10.	Counterparts	16
Section 6.11.	Additional Originators	16
Section 6.12.	Electronic Signatures	18

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(continued)
Page

Schedule A	Schedule of Receivables	SA-1
Schedule B	List of Originators	SB-1
Exhibit A	Form of Receivables Transfer Notice	EA-1
Exhibit B	Form of Originator Joinder Agreement	EB-1

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ORIGINATOR RECEIVABLES TRANSFER AGREEMENT, dated as of November 2, 2020 (this “Agreement”), between THE VARIOUS ORIGINATORS FROM TIME TO TIME PARTY HERETO (each, an “Originator”), and VERIZON ABS LLC, a Delaware limited liability company, as depositor (the “Depositor”).

BACKGROUND

In the normal course of their businesses, the Originators originate device payment plan agreements under contracts entered into by such Originator or Verizon Wireless Services, LLC or another affiliate of such Originator, as agent of each Originator.

In connection with a securitization transaction sponsored by Cellco Partnership d/b/a Verizon Wireless (“Cellco”) in which Verizon Owner Trust 2020-C, as issuer (the “Issuer”), will issue Notes secured by a pool of Receivables consisting of device payment plan agreements, the Originators have determined to transfer a pool of Receivables and related property on the Closing Date and additional pools of Receivables and related property from time to time to the Depositor, who will subsequently transfer them to the Issuer.

The parties agree as follows:

ARTICLE I
USAGE AND DEFINITIONS

Section 1.1.  Usage and Definitions.  Capitalized terms used but not defined in this Agreement are defined in Appendix A to the Transfer and Servicing Agreement, dated as of November 2, 2020, among the Issuer, the Depositor and Cellco, as servicer (in such capacity, the “Servicer”), as marketing agent (in such capacity, the “Marketing Agent”) and as custodian (in such capacity, the “Custodian”).  Appendix A also contains usage rules that apply to this Agreement.  Appendix A is incorporated by reference into this Agreement.

ARTICLE II
TRANSFER OF ORIGINATOR TRANSFERRED PROPERTY

Section 2.1.  Transfers and Absolute Assignments of Originator Transferred Property.

(a) Transfer and Absolute Assignment of Initial Receivables.  Effective on the Closing Date and immediately before the transactions under the Transfer and Servicing Agreement, the Trust Agreement and the Indenture, each Originator transfers and absolutely assigns to the Depositor, without recourse (other than such Originator’s obligations under this Agreement), all of such Originator’s right, title and interest, whether now owned or later acquired, in the Initial Receivables originated by such Originator and the other related Originator Transferred Property.  The Initial Receivables transferred by each Originator will be set forth in the electronic file delivered to the Depositor on the Closing Date.

(b) Transfers and Absolute Assignments of Additional Receivables.  Subject to the satisfaction of the conditions in Section 2.1(d), effective on each Acquisition Date, each applicable Originator will transfer and absolutely assign to the Depositor, without recourse (other than such Originator’s obligations under this Agreement), all of such Originator’s right, title and interest, whether then owned or later acquired, in the Additional Receivables originated by such Originator and the other related Originator Transferred Property.  The Administrator, with the assistance of each Originator, will select each pool of Receivables to be transferred and assigned by each Originator and acquired by the Depositor (and subsequently the Issuer) on each Acquisition Date, which Receivables will be set forth in the electronic file containing the Schedule of Receivables delivered on the date of the Transfer Notice for such Acquisition Date.

(c) No Assumption of Obligations.  These transfers and absolute assignments do not, and are not intended to, include any obligation of any Originator to the Obligors or any other Person relating to the Receivables and the other Originator Transferred Property, and the Depositor does not assume any of these obligations.

(d) Conditions for Transfers of Additional Receivables.  The transfers and absolute assignments of the Additional Receivables and the other related Originator Transferred Property on each Acquisition Date will be subject to the satisfaction of the following conditions on or before such Acquisition Date:

(i) Transfer Notice.  At least two (2) Business Days before each Acquisition Date, the Administrator shall deliver to the Depositor, the Issuer and the Indenture Trustee a Transfer Notice for the Additional Receivables to be transferred and absolutely assigned on that Acquisition Date, which will specify the Additional Receivables Transfer Amount, and will have delivered with it an electronic file containing the Schedule of Receivables; and

(ii) Originator’s Certifications.  Each Originator transferring Additional Receivables on such Acquisition Date severally certifies solely with respect to itself that:

(A)
as of such Acquisition Date, (1) such Originator is Solvent and will not become insolvent as a result of the absolute assignment of the related Additional Receivables on the Acquisition Date, (2) such Originator does not intend to incur or believe that it would incur debts that would be beyond the Originator’s ability to pay as the debts matured and (3) the absolute assignment of the related Additional Receivables is not made by such Originator with actual intent to hinder, delay or defraud any Person; and

(B)
each of such Originator’s representations and warranties in Sections 3.1, 3.2 (solely with respect to the related Additional Receivables) and 3.3 (solely with respect to the related Additional Receivables) will be true and correct as of the Acquisition Date.

The delivery by the Administrator, on behalf of the Originators transferring Additional Receivables on an Acquisition Date, of the Transfer Notice will be considered a certification by each applicable Originator that the conditions set forth in this Section 2.1(d) have been satisfied or will be satisfied on the Acquisition Date.

Section 2.2.  Acquisition of Receivables.

(a) Acquisition of Initial Receivables.  In consideration for the Initial Receivables and the other related Originator Transferred Property, the Depositor will distribute to the Originators $371,992,347.91 in the aggregate on the Closing Date, and will transfer collectively to the Originators a portion of the Class A Certificate for the benefit of each Originator in proportion to the Initial Receivables transferred by each Originator.  The Depositor, on the one hand, and each Originator, on the other hand, represents and warrants to the other that the amount distributed by the Depositor to such Originator on the Closing Date, together with the portion of the Class A Certificate allocated to such Originator, is equal to the fair market value of the Initial Receivables and the other related Originator Transferred Property transferred by such Originator to the Depositor on the Closing Date.

(b) Acquisition of Additional Receivables.  In consideration for the Additional Receivables and the other related Originator Transferred Property transferred by the Originators, the Depositor will (i) distribute to the Originators the Additional Receivables Cash Transfer Amount for such Additional Receivables on the related Acquisition Date, and (ii) make a distribution to, or at the written direction of, the Originators in an amount equal to the excess, if any, of the Additional Receivables Transfer Amount over the Additional Receivables Cash Transfer Amount for such Additional Receivables, in the form of an increase in the beneficial interest in the Issuer held by the Originators, as evidenced by the Class A Certificate, in each case, for the benefit of each Originator in proportion to the Additional Receivables transferred by each Originator on such Acquisition Date.  Each Originator, on the one hand, and the Depositor, on the other hand, represents and warrants to the other that the aggregate amount set forth in clauses (i) and (ii) in the immediately preceding sentence distributed by the Depositor to such Originator on such Acquisition Date will equal the fair market value of the Additional Receivables and the other related Originator Transferred Property transferred by such Originator to the Depositor on such Acquisition Date.

Section 2.3.  Acknowledgement of Further Assignments.  Each Originator acknowledges that (a) under the Transfer and Servicing Agreement, the Depositor will transfer and assign all of its right, title and interest in the Originator Transferred Property and related property and rights to the Issuer and (b) under the Indenture, the Issuer will assign and pledge the Originator Transferred Property and related property and rights to the Indenture Trustee for the benefit of the Secured Parties.

Section 2.4.  Savings Clause.  Each Originator and the Depositor intend that each assignment under this Agreement be an absolute assignment of the Originator Transferred Property, conveying good title to the Originator Transferred Property free and clear of any Lien, other than Permitted Liens, from such Originator to the Depositor.  Each Originator and the Depositor intend that the Originator Transferred Property transferred by such Originator not be a part of such Originator’s estate if there is a bankruptcy or insolvency of such Originator.  If, despite the intent of each Originator and the Depositor, a transfer of the Originator Transferred Property transferred by such Originator under this Agreement is determined to be a pledge for a financing or is determined not to be an absolute assignment, each Originator Grants to the Depositor a security interest in such Originator’s right, title and interest in the Originator Transferred Property transferred by it to secure a loan in an amount equal to all amounts payable by such Originator under this Agreement, all amounts payable as principal of or interest on the Notes, all amounts payable as Servicing Fees under the Transfer and Servicing Agreement and all other amounts payable by the Issuer under the Transaction Documents.  In that case, this Agreement will be a security agreement under Law and the Depositor will have the rights and remedies of a secured party and creditor under the UCC.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1.  Originator Representations and Warranties.  Each Originator severally makes the following representations and warranties solely as to itself on which the Depositor is relying in acquiring the Originator Transferred Property transferred by such Originator.  The representations and warranties are made as of the Closing Date and as of each Acquisition Date and will survive the transfer and absolute assignment of the applicable Originator Transferred Property by such Originator to the Depositor under this Agreement and by the Depositor to the Issuer under the Transfer and Servicing Agreement and the pledge of the Originator Transferred Property by the Issuer to the Indenture Trustee under the Indenture:

(a) Organization and Good Standing.  It is a validly existing limited liability company, corporation or partnership, as applicable, in good standing under the laws of the jurisdiction of its organization and has full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.

(b) Due Qualification. It is duly qualified to do business, is in good standing as a foreign entity (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification, licenses or approvals, except where the failure to so qualify or obtain licenses or approvals would not reasonably be expected to have a Material Adverse Effect.

(c) Authorization and No Contravention. The execution, delivery and performance by it of this Agreement, the other Transaction Documents to which it is a party and the other documents to be delivered by it hereunder or thereunder: (i) are within its limited liability company, corporate or partnership powers, as applicable, (ii) have been duly authorized by it by all necessary action, (iii) do not contravene (A) its organizational documents, (B) any contractual obligation or restriction binding on or affecting it or its property or (C) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except, in each case of (A), (B) or (C), where such contravention would not reasonably be expected to have a Material Adverse Effect and (iv) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties. This Agreement and each of the other Transaction Documents to which it is a party have been duly executed and delivered by it.

(d) No Violation. The execution and delivery of this Agreement by it, the performance by it of the transactions contemplated by this Agreement or any other Transaction Document to which it is a party and the fulfillment of the terms hereof and thereof applicable to it will not violate any Law applicable to it, except where such violation would not reasonably be expected to have a Material Adverse Effect.

(e) No Consent Required. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by it of this Agreement or any other Transaction Document to which it is a party, except for any authorizations or approvals that have already been obtained and the filing of the UCC financing statements as required by this Agreement.

(f) Binding Obligation. This Agreement and each other Transaction Document to which it is a party constitutes, when duly executed and delivered by each other party hereto and thereto, a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar Laws affecting creditors’ rights generally or by general principles of equity.

(g) Bulk Sales Act. No transaction contemplated hereby requires compliance with any bulk sales act or similar Law.

(h) Compliance with Law. It has complied with all applicable Laws to which it may be subject, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(i) No Proceedings. There are no actions, suits, investigations or other proceedings pending, or to its knowledge threatened, against or affecting it or any of its properties, that (i) if adversely determined (individually or in the aggregate), would reasonably be expected to have a Material Adverse Effect or (ii) involve any Transaction Document or any transaction contemplated thereby and as to which there is a reasonable possibility of a materially adverse decision.

(j) Not an Investment Company.  It is not and is not controlled by, an “investment company” registered or required to be registered under the Investment Company Act.

Section 3.2.  Originator Representations and Warranties About Pools of Receivables Transferred by Such Originator.  Each Originator severally makes the following representations and warranties about each pool of Receivables transferred by such Originator on which the Depositor is relying in acquiring the Originator Transferred Property.  The representations and warranties are made as of the Closing Date (for the Initial Receivables) and each Acquisition Date (for the related Additional Receivables) and will survive the transfer and assignment of the Originator Transferred Property transferred by such Originator to the Depositor under this Agreement and by the Depositor to the Issuer under the Transfer and Servicing Agreement and the pledge of the Originator Transferred Property by the Issuer to the Indenture Trustee under the Indenture, and may not be waived by the Depositor.

(a) Valid Assignment.  This Agreement evidences a valid absolute assignment of the Originator Transferred Property transferred by such Originator to the Depositor, enforceable against creditors of, purchasers from and transferees and absolute assignees of such Originator.

(b) Good Title to Originator Transferred Property.  Immediately prior to the transfer and absolute assignment by it under this Agreement of any Originator Transferred Property transferred by such Originator, it was the owner of, and had good title to, such Originator Transferred Property, free and clear of any Lien, other than Permitted Liens.

(c) Security Interest in Originator Transferred Property.

(i) The Depositor will have, immediately following completion of the transfer and absolute assignment pursuant to this Agreement, a valid and continuing ownership interest, which is a first priority perfected security interest (as such term is used in Article 9 of the applicable UCC) enforceable as such against creditors of and lenders to it, in the Originator Transferred Property transferred by such Originator free and clear of any Lien, other than Permitted Liens.

(ii) Other than pursuant to this Agreement, it has not pledged, assigned, transferred or granted a security interest in, or otherwise conveyed, any of the Originator Transferred Property. It has not authorized the filing of and is not aware of any financing statements against it that include a description of collateral covering any Originator Transferred Property transferred by it under this Agreement other than any financing statement filed in connection with this Agreement or any other Transaction Document.

(iii) It has caused as of the Closing Date, and will cause as of each Acquisition Date, the delivery to the Administrator and the Depositor in proper form for filing, and has caused the filing of (or will cause the filing of within ten (10) days following the Closing Date or the related Acquisition Date, as applicable), in each case, all appropriate financing statements and financing statement amendments in the proper filing office in the appropriate jurisdictions under the applicable Law in order to perfect and maintain perfected the conveyance of the Originator Transferred Property transferred by such Originator.

(d) No Adverse Selection. None of the Administrator, such Originator or any of their respective Affiliates has selected any Receivables to be transferred and assigned to the Depositor on the Closing Date or the applicable Acquisition Date through a process that is intended to be adverse to the Depositor or the Depositor’s assignees.

(e) Schedule of Receivables.  The Schedule of Receivables contains an accurate and complete list of unique asset identifying information for the Receivables transferred by such Originator.

(f) Underwriting Procedures.  The Receivables were originated in accordance with all applicable requirements of the Underwriting Procedures of the applicable Originator in all material respects.

(g) Accounts.  Each Receivable is (A) if the Receivable is not secured by the related Device, an “account” or “payment intangible,” or (B) if the Receivable is secured by the related Device, “chattel paper,” in each case, within the meaning of the applicable UCC.

(h) No Defenses.  There is no right of rescission, setoff, counterclaim or defense asserted or threatened against any of the Receivables, including by reason of the Marketing

Agent’s failure to make, or to cause the related Originator to make, any Upgrade Payments related to an Upgrade Offer.

Section 3.3.   Originator Representations and Warranties About Each Receivable.  Each Originator severally represents and warrants that each Receivable transferred and absolutely assigned by such Originator to the Depositor under this Agreement is an Eligible Receivable (the “Eligibility Representation”).  Such representation and warranty is made as of the Closing Date (for the Initial Receivables) and each Acquisition Date (for the related Additional Receivables) or other dates stated and will survive the transfer and absolute assignment of the Receivables transferred by such Originator to the Depositor under this Agreement and by the Depositor to the Issuer under the Transfer and Servicing Agreement and the pledge of such Receivables by the Issuer to the Indenture Trustee under the Indenture.  Any inaccuracy in the Eligibility Representation will be deemed not to constitute a breach of the Eligibility Representation if such inaccuracy does not affect the ability of the Issuer to receive and retain payment in full on such Receivable on the terms and conditions and within the timeframe set forth in the underlying device payment plan agreement.  A Receivable will be an Eligible Receivable if:

(a) as of the related Cutoff Date, the Obligor on the account for such Receivable had a billing address in the United States or in a territory of the United States;

(b) as of the related Cutoff Date, the remaining term of the Receivable is less than or equal to 24 months;

(c) the Receivable did not contain a contractual right to an upgrade of the Device related to such device payment plan agreement, at the time such Receivable was originated;

(d) the origination date of the Receivable was at least fifteen (15) days prior to the related Cutoff Date;

(e) as of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Obligor on the account for such Receivable maintains service with Verizon Wireless;

(f) under the Receivable, there is no prepayment penalty;

(g) as of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Receivable is not associated with the account of a business customer or government customer;

(h) as of the related Cutoff Date, the Obligor on the account for such Receivable is not indicated to be subject to a current bankruptcy proceeding on the records of the related Originator or one of its Affiliates, acting as its agent;

(i) as of the related Cutoff Date, the Receivable is not a Receivable that is part of an account (A) on which any amount is thirty-one (31) days or more Delinquent by the Obligor or (B) that is in “suspend” or “disconnect” status (including as a result of the application of the Servicemembers Civil Relief Act, as amended) in accordance with the Servicing Procedures;

(j) the Receivable is denominated and payable only in U.S. dollars;

(k) the Obligor under such Receivable is required to make payments no less frequently than monthly under the related device payment plan agreement;

(l) as of the related Cutoff Date, the outstanding balance of the Receivable does not exceed $3,000;

(m) as of the related Cutoff Date, either (i) at least one (1) monthly payment made by the Obligor under the related device payment plan agreement has been received with respect to the related Receivable or (ii) the related Obligor has at least one (1) year of Customer Tenure with Verizon Wireless;

(n) the Receivable was originated in, and is subject to the Laws of, a jurisdiction which permits the transfer and assignment of the Receivable, and the terms of the Receivable do not contain a requirement that the related Obligor consent to the transfer or assignment of the rights to payment of the related Originator under such Receivable;

(o) at the time of origination, the Receivable complied in all material respects with any requirements of Law applicable thereto;

(p) the Receivable constitutes the legal and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms (except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws relating to and limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or in law)); and

(q) as of the related Cutoff Date, neither the Originator’s receivables systems nor the Receivable File indicates that the Receivable was satisfied or rescinded.

Section 3.4.   Originator Reacquisition of Receivables for Breach of Representations.

(a) Investigation of Breach.  If a Responsible Person of an Originator receives written notice from the Depositor, the Servicer, the Administrator or the Indenture Trustee that the Eligibility Representation was breached when made, then, in each case, such Originator will investigate the Receivable to confirm the breach and determine if the breach has a material adverse effect on the Issuer.  Such Originator will have the option to cure such breach.  For the avoidance of doubt, the Indenture Trustee shall have no obligation to give the notice set forth in the first sentence of this Section unless a Responsible Person of the Indenture Trustee has actual knowledge of such breach or has received written notice identifying the specific Receivable or Receivables for which the Eligibility Representation was breached.  None of the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee, the Parent Support Provider, the Marketing Agent or the Administrator will have an obligation to investigate whether a breach of the Eligibility Representation has occurred or whether any Receivable is required to be reacquired under this Section 3.4.  In addition, with respect to 60-Day Delinquent Receivables subject to an Asset Representations Review, the related Originator will have the sole ability to determine if there was non-compliance with the Eligibility Representation made by it with respect to those

60-Day Delinquent Receivables that constitutes a breach, and whether to reacquire or acquire, as applicable, those Receivables from the Issuer.

(b) Reacquisition of Receivables; Payment of Acquisition Amount.  If an Originator chooses to cure a breach of the Eligibility Representation that has a material adverse effect on the Issuer, such breach must be cured by such Originator by the end of the second month following the month the Responsible Person of such Originator received written notice of the breach as set forth above.  If such breach (i) is not cured and (ii) had a material adverse effect on the Issuer, then such Originator must reacquire any such Receivable transferred by it to the Depositor for which the Eligibility Representation was breached.  Each Originator will reacquire the Receivables transferred by it to the Depositor as described in the immediately preceding sentence by remitting the Acquisition Amount for the related Receivables on or before the Business Day before the Payment Date following the end of the second month referenced in the first sentence hereof (or, with satisfaction of the Rating Agency Condition, on such Payment Date).

(c) Transfer and Assignment of Reacquired Receivable.  When an Originator’s payment of the Acquisition Amount for its Receivables becomes included in Available Funds for a Payment Date, the Issuer will be deemed to have transferred and absolutely assigned to such Originator, effective as of the last day of the Collection Period before the related Collection Period, all of the Issuer’s right, title and interest in such Receivables and all security and documents relating to such Receivables.  The transfer and absolute assignment will not require any action by the Depositor, the Issuer or the Indenture Trustee and will be without recourse, representation or warranty by the Depositor or the Issuer, except that such Receivables are free of any Liens, other than Permitted Liens.  After the transfer and absolute assignment, the Servicer will mark its receivables systems to indicate that the receivables are no longer Receivables and may take any action necessary or advisable to transfer and absolutely assign the Acquired Receivables, free from any Lien of the Depositor, the Issuer or the Indenture Trustee.

(d) Reacquisition Sole Remedy.  The sole remedy against any Originator for a breach of an Originator’s Eligibility Representation is to require such Originator to reacquire the related Receivables under this Section 3.4.  The Depositor will enforce each Originator’s reacquisition obligation under this Section 3.4.  For the avoidance of doubt, nothing contained in this Section 3.4(d) shall limit any remedy of the Issuer against the Parent Support Provider contained in the Parent Support Agreement.

(e) Dispute Resolution.  Each Originator agrees to be bound by the dispute resolution provisions in Section 11.2 of the Transfer and Servicing Agreement as if they were part of this Agreement.

Section 3.5.   Depositor’s Representations and Warranties.  The Depositor represents and warrants to each Originator as of the Closing Date and each Acquisition Date:

(a) Organization and Good Standing. The Depositor is a validly existing limited liability company in good standing under the laws of the State of Delaware and has full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.

(b) Due Qualification. The Depositor is duly qualified to do business, is in good standing as a foreign limited liability company (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification, licenses or approvals, except where the failure to so qualify or obtain licenses or approvals would not reasonably be expected to have a Material Adverse Effect.

(c) Due Authorization. The execution, delivery, and performance of this Agreement and each other Transaction Document to which it is a party, have been duly authorized by the Depositor by all necessary limited liability company action on the part of the Depositor.

(d) No Proceedings. There are no actions, suits, investigations or other proceedings pending, or to its knowledge threatened, against the Depositor or any of its properties: (i) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which it is a party; or (iii) seeking any determination or ruling that might have a Material Adverse Effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document to which it is a party.

(e) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given to it, if any, in connection with the execution and delivery of this Agreement and each other Transaction Document to which it is a party and the performance of the transactions contemplated by this Agreement or any other Transaction Document by the Depositor, in each case, have been duly obtained, effected or given and are in full force and effect, except for those which the failure to obtain would not reasonably be expected to have a Material Adverse Effect.

(f) Binding Obligation. This Agreement and each other Transaction Document to which it is a party constitutes, when duly executed and delivered by each other party hereto and thereto, a legal, valid and binding obligation of the Depositor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar Laws affecting creditors’ rights generally or by general principles of equity.

(g) No Conflict. The execution and delivery of this Agreement or any other Transaction Document to which it is a party by the Depositor, and the performance by it of the transactions contemplated by the Transaction Documents and the fulfillment of the terms hereof and thereof applicable to the Depositor, (i) do not contravene (A) its limited liability company agreement, (B) any contractual restriction binding on or affecting it or its property or (C) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except, in each case of (A), (B) or (C), where such contravention would not reasonably be expected to have a Material Adverse Effect and (ii) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties.

(h) No Violation. The execution and delivery of this Agreement by the Depositor, the performance by the Depositor of the transactions contemplated by this Agreement or any other

Transaction Document to which it is a party and the fulfillment of the terms hereof and thereof applicable to the Depositor will not violate any Law applicable to the Depositor, except where such violation would not reasonably be expected to have a Material Adverse Effect.

ARTICLE IV
ORIGINATORS’ AGREEMENTS

Section 4.1.   Financing Statements.

(a) Filing of Financing Statements.  The Originators will file, or will cause to be filed, financing and continuation statements, and amendments to the statements, in the jurisdictions and with the filing offices necessary to perfect the Depositor’s interest in the Originator Transferred Property.  The Originators will promptly deliver, or will cause to be delivered, to the Depositor file-stamped copies of, or filing receipts for, any financing statement, continuation statement and amendment to a previously filed financing statement.

(b) Depositor Authorized to File Financing Statements.  Each Originator authorizes the Depositor to file financing and continuation statements, and amendments to the statements, in the jurisdictions and with the filing offices as the Depositor may determine are necessary or advisable to perfect the Depositor’s interest in the Originator Transferred Property.  The financing and continuation statements may describe the Originator Transferred Property as the Depositor may reasonably determine to perfect the Depositor’s interest in the Originator Transferred Property.

(c) Relocation of an Originator.  Each Originator will notify the Depositor at least ten (10) days before a relocation of its chief executive office or change in its corporate structure, form of organization or jurisdiction of organization if it could require the filing of a new financing statement or an amendment to a previously filed financing statement under Section 9-307 of the UCC.  If required, such Originator will promptly file, or will cause to be filed, new financing statements or amendments to all previously filed financing statements.  Each Originator will maintain its chief executive office within the United States and will maintain its jurisdiction of organization in only one State.

(d) Change of an Originator’s Name.  Each Originator will notify the Depositor at least ten (10) days before any change in such Originator’s name that could make a financing statement filed under this Section 4.1 seriously misleading under Section 9-506 of the UCC.  If required, such Originator will promptly file, or will cause to be filed, amendments to all previously filed financing statements.

Section 4.2.   No Transfer or Lien by an Originator.  Except for the transfer and absolute assignment under this Agreement, no Originator will transfer or absolutely assign any Originator Transferred Property transferred and absolutely assigned by it under this Agreement to another Person or Grant or allow a Lien, other than a Permitted Lien, on an interest in any such Originator Transferred Property.  Each Originator will defend the Depositor’s interest in the Originator Transferred Property transferred and absolutely assigned by such Originator to the Depositor against claims of third parties claiming through such Originator.

Section 4.3.   Expenses.  Each Originator will pay all expenses, to the extent attributable to such Originator, to perform its obligations under this Agreement and the Depositor’s reasonable expenses to perfect the Depositor’s interest in the Originator Transferred Property transferred by such Originator to the Depositor and to enforce such Originator’s obligations under this Agreement.

Section 4.4.   Originator’s Receivables Systems.  Each Originator will mark its receivables systems to indicate that any Receivable absolutely assigned by such Originator to the Depositor is owned by the Depositor or its assignee on the Closing Date or the related Acquisition Date, as applicable, and will not change the indication until the Receivable has been paid in full by the Obligor, reacquired by such Originator, acquired by the Servicer or the Marketing Agent or sold to a third party, as applicable, under a Transaction Document.

Section 4.5.   Review of Originator’s Records.  Each Originator will maintain records and documents relating to the origination and underwriting of the Receivables according to its customary business practices.  Upon reasonable request not more than once during any calendar year, and with reasonable notice, each Originator will give the Depositor (or its representative) access to the records and documents to conduct a review of such Originator’s performance under this Agreement and the Eligibility Representations made by such Originator about the Receivables absolutely assigned by such Originator to the Depositor.  Any access or review will be conducted at an Originator’s offices during its normal business hours at a time reasonably convenient to such Originator and in a manner that will minimize disruption to its business operations.  Any access or review will be subject to such Originator’s security, confidentiality and privacy policies and any regulatory, legal or data protection policies.

Section 4.6.   Reacquisition of Bankruptcy Surrendered Receivables.

(a) Reacquisition of Bankruptcy Surrendered Receivables; Payment of Acquisition Amount.  If a Receivable becomes a Bankruptcy Surrendered Receivable, the related Originator must reacquire any such Receivable from the Issuer.  Each Originator will reacquire any Bankruptcy Surrendered Receivables by remitting the Acquisition Amount for the related Bankruptcy Surrendered Receivables on or prior to the second Business Day before the Payment Date related to the Collection Period during which the Receivable became a Bankruptcy Surrendered Receivable.  The aggregate Principal Balance of all Bankruptcy Surrendered Receivables reacquired by any Originator, in the aggregate, will not exceed five percent (5%) of the aggregate Principal Balance of all Receivables (calculated as of the Initial Cutoff Date) transferred by that Originator to the Depositor and by the Depositor to the Issuer on the Closing Date, and no Originator shall be required to reacquire any Bankruptcy Surrendered Receivables in excess of such limit.

(b) Transfer and Assignment of Reacquired Receivable.  When an Originator’s payment of the Acquisition Amount for its Bankruptcy Surrendered Receivables becomes included in Available Funds for a Payment Date, the Issuer will be deemed to have transferred and absolutely assigned to such Originator, effective as of the last day of the Collection Period before the related Collection Period, all of the Issuer’s right, title and interest in such Bankruptcy Surrendered Receivables and all security and documents relating to such Bankruptcy Surrendered Receivables.  The transfer and absolute assignment will not require any action by the Depositor, the Issuer or the Indenture Trustee and will be without recourse, representation or warranty by the Depositor or the Issuer, except that such Bankruptcy Surrendered Receivables are free of any Liens, other than Permitted Liens.  After the transfer and absolute assignment, the Servicer will mark its receivables systems to indicate that the receivables are no longer Receivables and may take any action necessary or advisable to transfer and absolutely assign the Acquired Receivables, free from any Lien of the Depositor, the Issuer or the Indenture Trustee.

(c) Enforcement of Obligation.  The Depositor will enforce each Originator’s reacquisition obligation under this Section 4.6.

Section 4.7.   Regulation RR Risk Retention.  Each Originator agrees that it (i) shall collectively with the other Originators, retain, directly or through their nominee, the Residual Interest on the Closing Date and (ii) shall not sell, transfer, finance or hedge the Residual Interest except as permitted by the U.S. Credit Risk Retention Rules.

ARTICLE V
OTHER AGREEMENTS

Section 5.1.   No Petition.  Each Originator agrees that, before the date that is one year and one day (or, if longer, any applicable preference period) after the payment in full of (a) all securities issued by the Depositor or by a trust for which the Depositor was a depositor or (b) the Notes, it will not start or pursue against, or join any other Person in starting or pursuing against, (i) the Depositor or (ii) the Issuer, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar Law.  This Section 5.1 will survive the termination of this Agreement.

Section 5.2.   Limited Recourse.  Each Originator agrees that any claim that it may seek to enforce against the Depositor under this Agreement is limited to the Originator Transferred Property transferred by such Originator only and is not a claim against the Depositor’s assets as a whole or against assets other than such Originator Transferred Property.

Section 5.3.   Termination.  This Agreement will terminate when the Issuer is terminated under the Trust Agreement.

Section 5.4.   Merger, Consolidation, Succession or Assignment.  Any Person (a) into which an Originator is merged or consolidated, (b) resulting from a merger or consolidation to which an Originator is a party, (c) succeeding to an Originator’s business or (d) that is an Affiliate of an Originator to whom such Originator has assigned this Agreement, will be the successor to such Originator under this Agreement.  Except in such case where the successor entity is itself an Originator hereunder, within fifteen (15) Business Days after the merger, consolidation, succession or assignment, such Person will (i) execute an agreement to assume such Originator’s obligations under this Agreement and each Transaction Document to which such Originator is a party (unless the assumption happens by operation of Law), (ii) deliver to the Issuer, the Owner Trustee and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that the merger, consolidation, succession or assignment and the assumption agreement comply with this Section 5.4 and (iii) notify the Rating Agencies of the merger, consolidation, succession or assignment.

ARTICLE VI
MISCELLANEOUS

Section 6.1.   Amendments.

(a) Amendments to Clarify and Correct Errors and Defects.  The parties may amend this Agreement to clarify an ambiguity, correct an error or correct or supplement any term of this Agreement that may be defective or inconsistent with the other terms of this Agreement, in each case, without the consent of the Noteholders, the Certificateholders or any other Person.  The parties may amend any term or provision of this Agreement from time to time for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus, without the consent of Noteholders, the Certificateholders or any other Person.

(b) Other Amendments.  Other than as set forth in Section 6.1(c), the parties may amend this Agreement to add any provisions to, or change in any manner or eliminate any provisions of, this Agreement or for the purpose of modifying in any manner the rights of the Noteholders under this Agreement, with the consent of the Certificateholders, if either (x) the Issuer or the Administrator delivers an Officer’s Certificate to the Indenture Trustee and the Owner Trustee stating that the amendment will not have a material adverse effect on the Noteholders or (y) the Rating Agency Condition is satisfied with respect to such amendment.

(c) Amendments Requiring Consent of Noteholders and Certificateholders.

(i) This Agreement may also be amended from time to time by the parties hereto, with prior written notice to the Rating Agencies and the Indenture Trustee and, (x) if the interests of the Noteholders are materially and adversely affected, with the consent of the Noteholders of the Notes evidencing at least a majority of the Note Balance of the Controlling Class of Notes and (y) if the interests of the Certificateholders are materially and adversely affected, with the consent of the Certificateholders evidencing a majority of the Percentage Interest, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders under this Agreement.

(ii) No amendment to this Agreement may, without the consent of all adversely affected Noteholders or Certificateholders, as applicable, (i) change the applicable Final Maturity Date on a Note or change the principal amount of or interest rate or Make-Whole Payment on a Note or (ii) modify the percentage of the Note Balance of the Notes or the Controlling Class required for any action.

It shall not be necessary for the consent of the Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  For the avoidance of doubt, any Noteholder consenting to any amendment shall be deemed to agree that such amendment does not have a material adverse effect on such Noteholder.  The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

(d) Indenture Trustee Consent.  The consent of the Indenture Trustee will be required for any amendment pursuant to Sections 6.1(b) or (c) that has a material adverse effect on the rights, obligations, immunities or indemnities of the Indenture Trustee.

(e) Notice of Amendments.  Promptly after the execution of an amendment, the Depositor will deliver, or will cause the Administrator to deliver, a copy of the amendment to the Indenture Trustee and the Rating Agencies, and the Indenture Trustee will notify the Noteholders of the substance of the amendment.

Section 6.2.   Benefit of Agreement; Third-Party Beneficiaries.  This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns.  The Issuer and the Indenture Trustee, for the benefit of the Secured Parties, will be third-party beneficiaries of this Agreement and may enforce this Agreement against each Originator.  No other Person will have any right or obligation under this Agreement.

Section 6.3.   Notices.

(a) Notices to Parties.  All notices, requests, directions, consents, waivers or other communications to or from the parties must be in writing and will be considered received by the recipient:

(i) for personally delivered, express or certified mail or courier, when received;

(ii) for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii) for an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv) for an electronic posting to a password-protected website to which the recipient has access, on delivery of an email (without the requirement of confirmation of receipt) stating that the electronic posting has been made.

(b) Notice Addresses.  A notice, request, direction, consent, waiver or other communication must be addressed to the recipient at its address stated in Schedule B to the Transfer and Servicing Agreement or in Schedule B to this Agreement, which address the party may change at any time by notifying the other party.

Section 6.4.   GOVERNING LAW.  THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

Section 6.5.   Submission to Jurisdiction.  Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Agreement.  Each party irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding was brought in an inconvenient forum.

Section 6.6.   WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 6.7.   No Waiver; Remedies.  No party’s failure or delay in exercising a power, right or remedy under this Agreement will operate as a waiver.  No single or partial exercise of a power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy.  The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under Law.

Section 6.8.   Severability.  If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.

Section 6.9.   Headings.  The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.

Section 6.10.   Counterparts.  This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document.

Section 6.11.   Additional Originators.  The Originators may request that one or more Persons that is a direct or indirect subsidiary of Verizon from time to time join this Agreement as an additional Originator (each, an “Additional Originator”) by delivering to the Depositor:

(i) an executed Originator Joinder Agreement substantially in the form of Exhibit B hereto;

(ii) a certificate of the Secretary or Assistant Secretary of such Additional Originator certifying (i) the resolutions of its governing body approving each Transaction Document to which it is a party, (ii) the name, signature, and authority of each officer who executes on its behalf a Transaction Document, (iii) its organizational documents certified by the Secretary of State or other appropriate official of its jurisdiction of organization, and (iv) a good standing certificate for such Additional Originator issued by the Secretary of State of the jurisdiction of its organization (or such other evidence of good standing as the Depositor may agree to accept);

(iii) a certificate of an authorized officer of such Additional Originator to the effect that (i) the representations and warranties contained in the Transaction Documents to which it is a party (as from time to time amended, supplemented or modified) are true and correct; (ii) it is in compliance in all material respects with its covenants and agreements contained in this Agreement and the other Transaction Documents to which it is a party; and (iii) this Agreement and the other Transaction Documents to which it is a party have been duly authorized, executed and delivered by it pursuant to its limited liability company, corporate or partnership powers, as applicable, and assuming such Transaction Documents have been duly executed by each other party thereto, such agreements constitute its legal, valid and binding obligation enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar Laws affecting creditors’ rights generally or by general principles of equity;

(iv) all instruments and other documents (including UCC-1 financing statements) required, to perfect the Depositor’s first priority ownership interest in the Receivables transferred by such Additional Originator and Collections with respect thereto contemplated by this Agreement in all appropriate jurisdictions;

(v) UCC search reports with respect to the Additional Originator from the office of the Secretary of State of the proper jurisdiction;

(vi) UCC-3 termination statements, duly authorized for filing, with respect to any UCC-1 financing statement which covers any Receivable transferred by such Additional Originator to the Depositor or Collections with respect thereto (other than UCC-1 financing statements filed in connection with this Agreement);

(vii)   opinions of counsel to such Additional Originator covering: (A) formation and existence, (B) due authorization, execution, delivery and enforceability of the Originator Joinder Agreement and any other agreement to which such Additional Originator is a party, (C) any legal or governmental proceedings, (D) no conflicts with material agreements or organizational documents, (E) no consents or authorizations, (F) UCC creation and perfection and (G) true sale and non-consolidation;

(viii)   a certificate of such Additional Originator which certifies the name, title and signature of each of the officers of such Additional Originator who is authorized to submit requests on behalf of such Additional Originator; and

(ix) to the extent such Additional Originator is not a party to the Marketing Agent Agency Agreement, an executed Originator Joinder Agreement with respect to the Marketing Agent Agency Agreement, substantially in the form of Exhibit B to the Marketing Agent Agency Agreement.

Upon acceptance by the Depositor of a duly executed and delivered Originator Joinder Agreement by such Additional Originator and the satisfaction of the other conditions set forth in this Section 6.11, such Additional Originator shall become party to, and have the rights and obligations of an Originator under this Agreement, and shall be bound by all the provisions hereof.

Section 6.12.   Electronic Signatures.  Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

[Remainder of Page Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

AirTouch Cellular Inc. d/b/a Verizon Wireless, as an Originator	Allentown SMSA Limited Partnership d/b/a Verizon Wireless, By: Bell Atlantic Mobile Systems LLC, its General Partner, as an Originator

ALLTEL Communications of North Carolina Limited Partnership d/b/a Verizon Wireless, By: Alltel Corporation, its General Partner, as an Originator	Alltel Corporation d/b/a Verizon Wireless, as an Originator

Anderson CellTelCo d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	Athens Cellular, Inc. d/b/a Verizon Wireless, as an Originator

Bell Atlantic Mobile Systems LLC d/b/a Verizon Wireless, as an Originator	Cellco Partnership d/b/a Verizon Wireless, as an Originator

Chicago SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	CommNet Cellular Inc. d/b/a Verizon Wireless, as an Originator

Fresno MSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	Gadsden CellTelCo Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator

Gold Creek Cellular of Montana Limited Partnership d/b/a Verizon Wireless, By: CommNet Cellular Inc., its General Partner, as an Originator	GTE Mobilnet of California Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator

GTE Mobilnet of Florence, Alabama Incorporated d/b/a Verizon Wireless, as an Originator	GTE Mobilnet of Fort Wayne Limited Partnership d/b/a Verizon Wireless, By: Verizon Americas LLC, its General Partner, as an Originator

GTE Mobilnet of Indiana Limited Partnership d/b/a Verizon Wireless,	GTE Mobilnet of Indiana RSA #3 Limited Partnership d/b/a Verizon Wireless,

By: Verizon Americas LLC, its General Partner, as an Originator	By: Verizon Americas LLC, its General Partner, as an Originator

GTE Mobilnet of South Texas Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	GTE Mobilnet of Terre Haute Limited Partnership d/b/a Verizon Wireless, By: Verizon Americas LLC, its General Partner, as an Originator

GTE Mobilnet of Texas RSA #17 Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator
Idaho 6-Clark Limited Partnership d/b/a Verizon Wireless,
By: Teton Cellular of Idaho Limited Partnership, its General Partner
By: Teton Cellular Inc., its General Partner
By: CommNet Cellular Inc., its Managing Agent,
as an Originator

Illinois RSA 6 and 7 Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	Indiana RSA 2 Limited Partnership, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator

Iowa 8 – Monona Limited Partnership d/b/a Verizon Wireless, By: CommNet Cellular Inc., its General Partner, as an Originator	Iowa RSA 5 Limited Partnership, By: Verizon Americas LLC d/b/a Verizon Wireless, its General Partner, as an Originator

Iowa RSA No. 4 Limited Partnership, By: Verizon Americas LLC d/b/a Verizon Wireless, its General Partner, as an Originator	Kentucky RSA No. 1 Partnership, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator

Los Angeles SMSA Limited Partnership, a California Limited Partnership d/b/a Verizon Wireless, By: AirTouch Cellular Inc., its General Partner, as an Originator	Muskegon Cellular Partnership, By: Cellco Partnership d/b/a Verizon Wireless, its Managing Partner, as an Originator

New Mexico RSA 6-I Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	New Mexico RSA No. 5 Limited Partnership, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator

New York SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	Northeast Pennsylvania SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator

Northern New Mexico Limited Partnership, By: CommNet Cellular Inc. d/b/a Verizon Wireless, its General Partner, as an Originator	Omaha Cellular Telephone Company d/b/a Verizon Wireless, By: Cellco Partnership, its Managing General Partner, as an Originator

Petersburg Cellular Partnership d/b/a Verizon Wireless, By: Alltel Corporation, its Managing General Partner, as an Originator	Pinnacles Cellular, Inc. d/b/a Verizon Wireless, as an Originator

Pittsburgh SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	Pittsfield Cellular Telephone Company d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator

RSA 7 Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	Rural Cellular Corporation d/b/a Verizon Wireless, as an Originator

Sacramento-Valley Limited Partnership d/b/a Verizon Wireless, By: AirTouch Cellular Inc., its General Partner, as an Originator	Seattle SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator

Texas RSA #11B Limited Partnership d/b/a Verizon Wireless, By: Alltel Corporation, its General Partner, as an Originator	Tuscaloosa Cellular Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its Managing General Partner, as an Originator

Verizon Americas LLC d/b/a Verizon Wireless, as an Originator	Verizon Wireless of the East LP d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator

Virginia RSA 5 Limited Partnership, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	Wasatch Utah RSA No. 2 Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator

Wisconsin RSA #1 Limited Partnership, By: Alltel Corporation, its Managing Partner, as an Originator	Wisconsin RSA #6 Partnership, LLP, By: Alltel Corporation, its Managing Partner, as an Originator

Wisconsin RSA No. 8 Limited Partnership, By: Alltel Corporation, its General Partner, as an Originator

	By:	/s/ Kee Chan Sin Kee Chan Sin

As Vice President and Assistant Treasurer of AirTouch Cellular Inc.		As Vice President and Assistant Treasurer of Bell Atlantic Mobile Systems LLC acting on behalf of Allentown SMSA Limited Partnership
As Vice President and Assistant Treasurer of Alltel Corporation acting on behalf of ALLTEL Communications of North Carolina Limited Partnership		As Vice President and Assistant Treasurer of Alltel Corporation
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Anderson CellTelCo		As Vice President and Assistant Treasurer of Athens Cellular, Inc.
As Vice President and Assistant Treasurer of Bell Atlantic Mobile Systems LLC d/b/a Verizon Wireless		As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Chicago SMSA Limited Partnership		As Vice President and Assistant Treasurer of CommNet Cellular Inc.
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Fresno MSA Limited Partnership		As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Gadsden CellTelCo Partnership
As Vice President and Assistant Treasurer of CommNet Cellular Inc. acting on behalf of Gold Creek Cellular of Montana Limited Partnership		As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of GTE Mobilnet of California Limited Partnership
As Vice President and Assistant Treasurer of GTE Mobilnet of Florence, Alabama Incorporated		As Vice President and Assistant Treasurer of Verizon Americas LLC acting on behalf of GTE Mobilnet of Fort Wayne Limited Partnership
As Vice President and Assistant Treasurer of Verizon Americas LLC acting on behalf of GTE Mobilnet of Indiana Limited Partnership		As Vice President and Assistant Treasurer of Verizon Americas LLC acting on behalf of GTE Mobilnet of Indiana RSA #3 Limited Partnership
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of GTE Mobilnet of South Texas Limited Partnership		As Vice President and Assistant Treasurer of

Verizon Americas LLC acting on behalf of GTE Mobilnet of Terre Haute Limited Partnership

As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of GTE Mobilnet of Texas RSA #17 Limited Partnership	As Vice President and Assistant Treasurer of Verizon Americas LLC d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of
CommNet Cellular Inc. acting on behalf of Teton Cellular Inc., acting on behalf of Teton Cellular Idaho Limited Partnership, acting on behalf of Idaho 6-Clark Limited Partnership

As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Illinois RSA 6 and 7 Limited Partnership
As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Indiana RSA 2 Limited Partnership	As Vice President and Assistant Treasurer of CommNet Cellular Inc. acting on behalf of Iowa 8 – Monona Limited Partnership
As Vice President and Assistant Treasurer of Verizon Americas LLC d/b/a Verizon Wireless acting on behalf of Iowa RSA 5 Limited Partnership	As Vice President and Assistant Treasurer of Verizon Americas LLC d/b/a Verizon Wireless acting on behalf of Iowa RSA No. 4 Limited Partnership
As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Kentucky RSA No. 1 Partnership	As Vice President and Assistant Treasurer of AirTouch Cellular Inc. acting on behalf of Los Angeles SMSA Limited Partnership, a California Limited Partnership
As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Muskegon Cellular Partnership	As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of New Mexico RSA 6-I Partnership
As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of New Mexico RSA No. 5 Limited Partnership	As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of New York SMSA Limited Partnership
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Northeast Pennsylvania SMSA Limited Partnership	As Vice President and Assistant Treasurer of CommNet Cellular Inc. d/b/a Verizon Wireless acting on behalf of Northern New Mexico Limited Partnership
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Omaha Cellular Telephone Company	As Vice President and Assistant Treasurer of Alltel Corporation acting on behalf of Petersburg Cellular Partnership

As Vice President and Assistant Treasurer of Pinnacles Cellular, Inc.	As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Pittsburgh SMSA Limited Partnership
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Pittsfield Cellular Partnership	As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of RSA 7 Limited Partnership
As Vice President and Assistant Treasurer of Rural Cellular Corporation	As Vice President and Assistant Treasurer of AirTouch Cellular Inc. acting on behalf of Sacramento-Valley Limited Partnership
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Seattle SMSA Limited Partnership	As Vice President and Assistant Treasurer of Alltel Corporation acting on behalf of Texas RSA #11B Limited Partnership
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Tuscaloosa Cellular Partnership	As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Verizon Wireless of the East LP
As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Virginia RSA 5 Limited Partnership	As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Wasatch Utah RSA No. 2 Limited Partnership
As Vice President and Assistant Treasurer of Alltel Corporation acting on behalf of Wisconsin RSA #1 Limited Partnership	As Vice President and Assistant Treasurer of Alltel Corporation acting on behalf of Wisconsin RSA #6 Partnership, LLP
As Vice President and Assistant Treasurer of Alltel Corporation acting on behalf of Wisconsin RSA No. 8 Limited Partnership

VERIZON ABS LLC,
as Depositor

By:	/s/ Kee Chan Sin
Name: Kee Chan Sin
Title: Chief Financial Officer

Schedule A

Schedule of Receivables

Delivered Electronically to Depositor at Closing

Schedule B

List of Originators

Legal Name	Chief Executive Office	Jurisdiction of Organization
AirTouch Cellular Inc.	15505 Sand Canyon Avenue Irvine, CA 92618	California
Allentown SMSA Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
ALLTEL Communications of North Carolina Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	North Carolina
Alltel Corporation	One Verizon Way Basking Ridge, NJ 07920	Delaware
Anderson CellTelCo	One Verizon Way Basking Ridge, NJ 07920	District of Columbia
Athens Cellular, Inc.	One Verizon Way Basking Ridge, NJ 07920	Delaware
Bell Atlantic Mobile Systems LLC	One Verizon Way Basking Ridge, NJ 07920	Delaware
Cellco Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
Chicago SMSA Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Illinois
CommNet Cellular Inc.	One Verizon Way Basking Ridge, NJ 07920	Colorado
Fresno MSA Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	California
Gadsden CellTelCo Partnership	One Verizon Way Basking Ridge, NJ 07920	Alabama
Gold Creek Cellular of Montana Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Colorado
GTE Mobilnet of California Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	California
GTE Mobilnet of Florence, Alabama Incorporated	One Verizon Way Basking Ridge, NJ 07920	Delaware
GTE Mobilnet of Fort Wayne Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
GTE Mobilnet of Indiana Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Indiana
GTE Mobilnet of Indiana RSA #3 Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Indiana
GTE Mobilnet of South Texas Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
GTE Mobilnet of Terre Haute Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
GTE Mobilnet of Texas RSA #17 Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
Idaho 6-Clark Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Idaho

Legal Name	Chief Executive Office	Jurisdiction of Organization
Illinois RSA 6 and 7 Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Illinois
Indiana RSA 2 Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Indiana
Iowa 8-Monona Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Colorado
Iowa RSA 5 Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
Iowa RSA No. 4 Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
Kentucky RSA No. 1 Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
Los Angeles SMSA Limited Partnership, a California Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	California
Muskegon Cellular Partnership	One Verizon Way Basking Ridge, NJ 07920	District of Columbia
New Mexico RSA 6-I Partnership	One Verizon Way Basking Ridge, NJ 07920	New Mexico
New Mexico RSA No. 5 Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
New York SMSA Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	New York
Northeast Pennsylvania SMSA Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
Northern New Mexico Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Colorado
Omaha Cellular Telephone Company	One Verizon Way Basking Ridge, NJ 07920	Nebraska
Petersburg Cellular Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
Pinnacles Cellular, Inc.	One Verizon Way Basking Ridge, NJ 07920	Delaware
Pittsburgh SMSA Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
Pittsfield Cellular Telephone Company	One Verizon Way Basking Ridge, NJ 07920	Massachusetts
RSA 7 Limited Partnership	One Verizon Place Alpharetta, GA 30004	Iowa
Rural Cellular Corporation	One Verizon Way Basking Ridge, NJ 07920	Minnesota
Sacramento-Valley Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	California
Seattle SMSA Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
Texas RSA #11B Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
Tuscaloosa Cellular Partnership	One Verizon Way Basking Ridge, NJ 07920	Alabama

Legal Name	Chief Executive Office	Jurisdiction of Organization
Verizon Americas LLC	One Verizon Way Basking Ridge, NJ 07920	Delaware
Verizon Wireless of the East LP	One Verizon Way Basking Ridge, NJ 07920	Delaware
Virginia RSA 5 Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Virginia
Wasatch Utah RSA No. 2 Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware
Wisconsin RSA #1 Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Wisconsin
Wisconsin RSA #6 Partnership, LLP	417 5th Avenue North Strum, WI 54770	Wisconsin
Wisconsin RSA No. 8 Limited Partnership	One Verizon Way Basking Ridge, NJ 07920	Delaware

Exhibit A

Form of Transfer Notice

U.S. Bank National Association,
as Indenture Trustee and Note Paying Agent
190 South LaSalle Street
Chicago, IL 60603
MK-IL-SL7C
Attn: Global Structured Finance / VZOT 2020-C

Verizon ABS LLC
1 Verizon Way
Basking Ridge, NJ 07920
Attn: Treasurer

Verizon Owner Trust 2020-C
c/o Wilmington Trust, National Association
Rodney Square North, 1100 North Market Street
Wilmington DE 19890-1600
Attn: Corporate Trust Administration

Transfer Notice: Verizon Owner Trust 2020-C

Ladies and Gentlemen:

Under (i) Section 2.1(d) of the Originator Receivables Transfer Agreement, dated as of November 2, 2020 (the “Originator Transfer Agreement”), between the various Originators party thereto from time to time and Verizon ABS LLC, as Depositor, and (ii) Section 2.1(d) of the Master Trust Receivables Transfer Agreement, dated as of November 2, 2020 (the “Master Trust Transfer Agreement” and, together with the Originator Transfer Agreement, the “Transfer Agreements”), among the Master Trust, Cellco Partnership d/b/a Verizon Wireless (“Cellco”), as Servicer, and Verizon ABS LLC, as Depositor, we notify the Indenture Trustee, the Depositor and the Issuer that (x) under the Transfer Agreements, the Master Trust and each of the Originators listed on Schedule I will transfer to the Depositor the Additional Receivables listed on the Schedule of Receivables delivered in an electronic file with this Transfer Notice for [(i)] an aggregate Additional Receivables Cash Transfer Amount for such Additional Receivables of $[] (the “Current Additional Receivables Cash Transfer Amount”) on [], 20[_] (the “Acquisition Date”), which Current Additional Receivables Cash Transfer Amount will be allocated between the Master Trust and the applicable Originators as set forth in the immediately following paragraph [and (ii) an increase in the value of the Class A Certificate [of $[____]] and (y) under the Transfer and Servicing Agreement, dated as of November 2, 2020, among Verizon Owner Trust 2020-C, as Issuer, Verizon ABS LLC, as Depositor, and Cellco, as Servicer, Marketing Agent and Custodian (the “Transfer and Servicing Agreement”), the Depositor will transfer to the Issuer the Additional Receivables listed on the Schedule of

Receivables delivered in an electronic file with this Transfer Notice for the Additional Receivables Transfer Amount for such Additional Receivables in the form of [(i)] the Current Additional Receivables Cash Transfer Amount on the Acquisition Date [and (ii) an increase in the Class B Certificate Principal Balance of $[____]].  Capitalized terms used but not defined herein are defined in Appendix A to the Transfer and Servicing Agreement.

The Indenture Trustee or Note Paying Agent is directed to withdraw from the Acquisition Account on the Acquisition Date the Current Additional Receivables Cash Transfer Amount set forth in the immediately preceding paragraph and deliver that amount to the Depositor who shall deliver $[_________] to the Master Trust and $[_______] to the applicable Originators.  The Issuer, the Depositor, the Master Trust and each Originator listed on Schedule I hereto each represents and warrants to each of the others that the Additional Receivables Transfer Amount set forth in the immediately preceding paragraph is equal to the fair market value of the Additional Receivables and either the other Originator Transferred Property transferred to the Depositor by such Originator, the Master Trust Transferred Property transferred to the Depositor by the Master Trust or the Depositor Transferred Property transferred to the Issuer by the Depositor, as applicable.

[Remainder of Page Left Blank]

Very truly yours,

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Administrator

By
Name:
Title:

Schedule I to Exhibit A

List of Originators

Schedule I to Exhibit A

Schedule II to Exhibit A

Schedule of Receivables

Delivered Electronically to Depositor on the Acquisition Date

Schedule II to Exhibit A

Exhibit B

FORM OF ORIGINATOR JOINDER AGREEMENT

THIS ORIGINATOR JOINDER AGREEMENT, dated as of _____________, 20___ (this “Agreement”) is executed by _________, a ______________ organized under the laws of _______________ (the “Additional Originator”), with its principal place of business located at _______________________________.

BACKGROUND:

1. The various originators from time to time party thereto, as Originators and Verizon ABS LLC, as Depositor, are parties to that certain Originator Receivables Transfer Agreement, dated as of November 2, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Originator Receivables Transfer Agreement”).

2. The Additional Originator desires to become an Originator pursuant to Section 6.11 of the Originator Receivables Transfer Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Originator hereby agrees as follows:

SECTION 1. Definitions.  Capitalized terms used in this Agreement and not otherwise defined herein or in the Originator Receivables Transfer Agreement are defined in Appendix A to the Transfer and Servicing Agreement, dated as of November 2, 2020, among Verizon Owner Trust 2020-C, as Issuer, Verizon ABS LLC, as Depositor, and Cellco Partnership d/b/a Verizon Wireless, as Servicer, Marketing Agent and Custodian.  Appendix A also contains usage rules that apply to this Agreement.  Appendix A is incorporated by reference into this Agreement.

SECTION 2. Transaction Documents.  The Additional Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Originator Receivables Transfer Agreement and each of the other relevant Transaction Documents.  From and after the later of the date hereof and the date that the Additional Originator has complied with all of the requirements of Section 6.11 of the Originator Receivables Transfer Agreement, the Additional Originator shall be an Originator for all purposes of the Originator Receivables Transfer Agreement and all other Transaction Documents.  The Additional Originator hereby acknowledges that it has received copies of the Originator Receivables Transfer Agreement and each of the other Transaction Documents.

SECTION 3. Further Assurances.  The Additional Originator agrees and acknowledges that at any time and from time to time upon the written request of the Depositor, it will execute and deliver such further documents and do such further acts and things as the Depositor may reasonably request in order to effect the purposes of this Agreement.

SECTION 4.Representations and Warranties of the Additional Originator.  The Additional Originator hereby makes all of the representations and warranties set forth in Sections 3.1, 3.2 and 3.3 of the Originator Receivables Transfer Agreement as of the date hereof (unless such representations or warranties expressly relate to an earlier date, in which case as of such earlier date), as if such representations and warranties were fully set forth herein.  The Additional Originator hereby represents and warrants that all information on Schedule A hereto is true and complete in all respects as of the date hereof.

SECTION 5. GOVERNING LAW.  THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 6. WAIVER OF TRIAL BY JURY.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

SECTION 7. Miscellaneous.  This Agreement is executed by the Additional Originator for the benefit of the Depositor and its assigns, and each of the foregoing parties may rely hereon.  This Agreement shall be binding upon, and shall inure to the benefit of, the Additional Originator and its successors and permitted assigns.  Each of the parties hereto hereby agrees that no party hereto shall be deemed to be the drafter of this Agreement.  This Agreement may be executed by different parties on any number of counterparts, each of which constitute an original and all of which, taken together, constitute one and the same agreement.

SECTION 8. Electronic Signatures.  Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

[NAME OF ADDITIONAL ORIGINATOR]

By:
Name:
Title:

VERIZON ABS LLC,
as Depositor

By
Name:
Title:

SCHEDULE A TO EXHIBIT B

ADDRESS AND NAME OF ADDITIONAL ORIGINATOR

Legal Name	Chief Executive Office	Jurisdiction of Organization

* A location where substantially all records may be accessed.

Schedule A to Exhibit B